SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 14 - SUBSEQUENT EVENTS

2021 Plan Evergreen Provision

Under the 2021 Plan, the shares reserved automatically increase on January 1st of each year, for a period of not more than ten years from the date the 2020 Plan is approved by the stockholders of the Company, commencing on January 1, 2022, and ending on (and including) January 1, 2029, by an amount equal to 5% of the shares of common stock outstanding as of December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board of Directors may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares of common stock than would otherwise occur pursuant to the preceding sentence. On January 1, 2023, 470,983 shares were added to the 2021 Plan as a result of the evergreen provision.

Nasdaq Compliance

On November 22, 2022, the Company received written notice from Nasdaq stating that the Company no longer complied with the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1) for continued listing on The Nasdaq Capital Market. On January 6, 2023, the Company submitted its compliance plan to Nasdaq.

On January 11, 2023, Nasdaq notified the Company that it had determined to grant the Company an extension until May 22, 2023 to regain compliance. There can be no assurance that the Company will be successful in implementing its plan to regain compliance with the minimum stockholders’ equity requirement.

Short Term Loan

On February 14, 2023, the Company entered into a short unsecured loan agreement to finance a portion of the Company's directors' and officers', and employment practices liability insurance premiums. The note in the amount of $605,600 carries a 8.4% annual percentage rate and will be paid down in nine equal monthly payments of $69,666 beginning on March 10, 2023.